Supplement dated November 12, 1998 to the
                 Prospectus for Pilgrim America Prime Rate Trust
                               Dated June 19, 1998

         The name of Pilgrim America Prime Rate Trust has been changed to "Pilgrim Prime Rate Trust."

         In addition, the name of Pilgrim America Investments, Inc., the Investment Manager for the Trust, has changed to "Pilgrim Investments, Inc." Also, the name of Pilgrim America Securities, Inc., which provides certain services in connection with the Offering, has changed to "Pilgrim Securities, Inc."